Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Adjusted 2016 First Quarter Earnings
Earnings Increase Driven by Strong Used Vehicle and Service Sales Growth
HOUSTON, Apr 27, 2016 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported record 2016 first quarter adjusted net income of $37.1 million, a 3.5 percent increase, and record first quarter adjusted diluted earnings per common share of $1.59, an 8.2 percent increase, on a year-over-year comparable basis for the period ended March 31, 2016.

Adjusted net income and diluted earnings per share primarily exclude $1.7 million of net after-tax adjustments for insurance deductibles associated with vehicle damage from hailstorms in the U.S., and approximately $800 thousand related to the decision to divest four stores in Brazil. On a GAAP basis, reported net income for the quarter was $34.3 million and diluted earnings per common share were $1.47. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

“We are pleased with this quarter’s consolidated top-line revenue growth of 9.7 percent on a local currency basis, which was driven by strong performance from our U.K. team and impressive used vehicle and service growth in our U.S. operations,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “The revenue growth, coupled with stability in U.S. vehicle margins allowed us to grow adjusted net income and earnings for the quarter. Additionally, given the tremendous value we saw in our recent stock price, we executed an aggressive share repurchase program, buying approximately 1.5 million shares since the end of last year.”
Mr. Hesterberg also commented, “The Brazilian auto market dropped another 28 percent in Q1 due to massive political turmoil, yet our Brazilian operations held Same Store revenue flat on a local currency basis - an amazing performance. Additionally, we implemented a significant set of portfolio enhancement actions this quarter, which include the divesture of four underperforming stores and the addition of four growth franchises. These actions should largely conclude our store restructuring program and better position us to maintain profitability in Brazil this year.”
Consolidated Results for First Quarter 2016 (year-over-year comparable basis)
We have included constant exchange rate growth metrics both below (shown in parenthesis) and in the financial tables that follow for ease of comparison:

▪	Total revenue increased 7.2 percent (9.7 percent on a constant exchange basis) to a first-quarter record of $2.6 billion; total gross profit grew 6.9 percent (8.6 percent) to $389.1 million.

▪	New vehicle revenues increased 5.8 percent (8.5 percent) on 3.9 percent higher unit sales. New vehicle gross profit increased 2.9 percent (5.9 percent) to $71.7 million.

▪
Retail used vehicle revenues increased 10.4 percent (12.6 percent) on 9.4 percent higher unit sales. Retail used vehicle gross profit improved 6.7 percent (7.8 percent) to $49.2 million as lower margins, down $38 per unit, partially offset the quarter’s revenue growth.

▪
Parts and service gross profit increased 10.5 percent (12.2 percent) on revenue growth of 9.4 percent (11.4 percent). Same Store parts and service gross profit increased 6.5 percent (8.0 percent) on revenue growth of 5.4 percent (7.3 percent).

▪
Same Store Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 0.7 percent (1.6 percent) to $1,385 per retail unit. U.S. F&I gross profit per unit increased $26 to a best ever record of $1,564.

▪	Adjusted Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 20 basis points to 74.8 percent.

Segment Results for First Quarter 2016 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. revenues were $2.1 billion, an increase of 4.2 percent. The revenue growth reflects a 6.7 percent increase in retail used vehicles unit sales, as well as increases of 8.4 percent in parts and service revenue and 3.6 percent in finance and insurance revenue. This sales performance delivered gross profit growth of 5.8 percent, reflecting an 80 basis point improvement in parts and service gross margin, as well as the aforementioned growth in F&I PRU. Adjusted SG&A expenses as a percent of gross profit increased 30 basis points to 73.4 percent and adjusted operating margin was flat at 3.7 percent. The Company’s U.S. operations accounted for 79.8 percent of total revenues and 85.5 percent of total gross profit.

▪	United Kingdom:
The Company’s U.K. operations accounted for 16.6 percent of total revenues and 12.0 percent of total gross profit. Total revenue increased 44.2 percent (52.4 percent) to $431.9 million, and gross profit increased 36.9 percent (44.6 percent). Revenue growth was primarily driven by 63.2 and 26.1 percent increases in new and used vehicle retail unit sales, respectively. On a Same Store basis, adjusted SG&A expenses as a percent of gross profit improved 370 basis points to 74.6 percent.

▪	Brazil:
The Company’s Brazilian operations accounted for 3.6 percent of total revenues and 2.5 percent of total gross profit. Brazil's new vehicle industry volumes declined roughly 28 percent due to continued weakness in the local economy, while the Company’s Same Store new vehicle revenue was only down 6.2 percent on a constant exchange basis. Total Same Store revenue was only down 0.4 percent on a local currency basis as strong growth in used retail and parts and service mostly offset the decline in new vehicle sales.

Corporate Development
As previously announced, the Company acquired 15 franchises in the U.K. during February 2016. In April 2016, the Company acquired 2 franchises in Brazil, which include BMW and Toyota, and also began operations at the Land Rover and Jaguar open point that had been awarded last year. These acquisitions are expected to generate $595 million in estimated annual revenues.

As previously announced, the Company has disposed of a Volkswagen franchise and Toyota franchise in the U.S. Year to date, the Company has also disposed of 3 stores in Brazil, which include two Nissan franchises and a Peugeot franchise, with plans to dispose of another Peugeot store later this year. These franchises represented approximately $110 million of annual revenues.

Share Repurchase Authorization
During the first quarter of 2016, the Company repurchased 576,230 shares at an average price of $55.44 for a total of $31.9 million. Thus far in April 2016, the Company has repurchased an additional 911,207 shares at an average price of $54.87 for a total of $50.0 million. As of April 27, 2016, $68.1 million remains available under the Company’s prior common stock share repurchase authorization. Purchases may be made from time to time in the open market or in privately negotiated transactions, based on market conditions, legal requirements and other corporate considerations and subject to Board approval and covenant restrictions.

First Quarter Earnings Conference Call Details
The Company's senior management will host a conference call today at 10 a.m. ET to discuss the first quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    6811652

A telephonic replay will be available following the call through May 4, 2016 by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10083995

About Group 1 Automotive, Inc.
Group 1 owns and operates 162 automotive dealerships, 213 franchises, and 37 collision centers in the United States, the United Kingdom and Brazil that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and adjusted earnings per share from continuing operations, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,409,851	$1,332,724	5.8
Used vehicle retail sales	688,171	623,193	10.4
Used vehicle wholesale sales	101,592	100,192	1.4
Parts and service	308,592	282,189	9.4
Finance and insurance	100,149	94,556	5.9
Total revenues	2,608,355	2,432,854	7.2
COST OF SALES:
New vehicle retail sales	1,338,124	1,262,993	5.9
Used vehicle retail sales	638,971	577,072	10.7
Used vehicle wholesale sales	100,143	97,513	2.7
Parts and service	142,016	131,392	8.1
Total cost of sales	2,219,254	2,068,970	7.3
GROSS PROFIT	389,101	363,884	6.9
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	293,664	271,469	8.2
DEPRECIATION AND AMORTIZATION EXPENSE	12,464	11,684	6.7
ASSET IMPAIRMENTS	932	—	100.0
OPERATING INCOME	82,041	80,731	1.6
OTHER EXPENSE:
Floorplan interest expense	(11,010)	(9,348)	17.8
Other interest expense, net	(16,929)	(13,911)	21.7
INCOME BEFORE INCOME TAXES	54,102	57,472	(5.9)
PROVISION FOR INCOME TAXES	(19,811)	(21,657)	(8.5)
NET INCOME	$34,291	$35,815	(4.3)
Less: Earnings allocated to participating securities	$1,348	$1,388	(2.9)
Earnings available to diluted common shares	$32,943	$34,427	(4.3)
DILUTED EARNINGS PER SHARE	$1.47	$1.47	—
Weighted average dilutive common shares outstanding	22,453	23,446	(4.2)
Weighted average participating securities	921	932	(1.2)
Total weighted average shares outstanding	23,374	24,378	(4.1)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	March 31, 2016	December 31, 2015	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$22,381	$13,037	71.7
Contracts in transit and vehicle receivables, net	209,542	252,438	(17.0)
Accounts and notes receivable, net	154,162	157,768	(2.3)
Inventories, net	1,826,531	1,737,751	5.1
Prepaid expenses and other current assets	41,463	27,376	51.5
Total current assets	2,254,079	2,188,370	3.0
PROPERTY AND EQUIPMENT, net	1,063,852	1,033,981	2.9
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,206,188	1,162,503	3.8
OTHER ASSETS	9,727	11,862	(18.0)
Total assets	$4,533,846	$4,396,716	3.1

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,239,792	$1,265,719	(2.0)
Offset account related to floorplan notes payable - credit facility	(104,081)	(110,759)	(6.0)
Floorplan notes payable - manufacturer affiliates	437,672	389,071	12.5
Offset account related to floorplan notes payable - manufacturer affiliates	(30,000)	(25,500)	17.6
Current maturities of long-term debt and short-term financing	37,506	54,991	(31.8)
Accounts payable	327,594	280,423	16.8
Accrued expenses	194,870	185,323	5.2
Total current liabilities	2,103,353	2,039,268	3.1
5.00% SENIOR NOTES (principal of $550,000 at March 31, 2016 and December 31, 2015, respectively)	539,309	538,933	0.1
5.25% SENIOR NOTES (principal of $300,000 at March 31, 2016 and December 31, 2015, respectively)	295,186	295,156	—
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	375,144	317,290	18.2
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	47,040	48,155	(2.3)
DEFERRED INCOME TAXES	138,984	136,644	1.7
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	43,122	31,153	38.4
OTHER LIABILITIES	78,915	71,865	9.8
STOCKHOLDERS' EQUITY:
Common stock	257	257	—
Additional paid-in capital	283,196	291,092	(2.7)
Retained earnings	955,326	926,169	3.1
Accumulated other comprehensive loss	(144,856)	(137,984)	5.0
Treasury stock	(181,130)	(161,282)	12.3
Total stockholders' equity	912,793	918,252	(0.6)
Total liabilities and stockholders' equity	$4,533,846	$4,396,716	3.1

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended
		March 31,
		2016 (%)	2015 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	5.0	5.8
	Georgia	3.8	4.7
	Florida	2.4	1.3
	New Hampshire	1.7	1.7
	New Jersey	1.6	2.2
	Mississippi	1.5	1.6
	Louisiana	1.4	1.6
	South Carolina	1.4	1.4
	Alabama	0.8	0.8
	Maryland	0.4	0.5
		20.0	21.6

West	Texas	37.0	38.5
	California	9.0	9.4
	Oklahoma	7.2	7.7
	Kansas	1.8	2.2
	Louisiana	0.6	0.7
		55.6	58.5

International	United Kingdom	18.0	11.5
	Brazil	6.4	8.4
		100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		23.8	26.1
BMW/MINI		13.1	11.7
Ford/Lincoln		11.5	12.0
Volkswagen/Audi/Porsche		10.6	6.0
Honda/Acura		10.5	10.7
Nissan		7.9	9.3
Chevrolet/GMC/Buick/Cadillac		7.8	7.5
Hyundai/Kia		4.7	5.7
Chrysler/Dodge/Jeep/RAM		4.0	4.5
Mercedes-Benz/smart/Sprinter		3.7	4.1
Other		2.4	2.4
		100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,100,393	$1,087,159	1.2
Used vehicle retail sales	558,764	511,973	9.1
Used vehicle wholesale sales	68,873	69,378	(0.7)
Total used	627,637	581,351	8.0
Parts and service	263,458	242,944	8.4
Finance and insurance	90,145	87,046	3.6
Total	$2,081,633	$1,998,500	4.2
GROSS MARGIN %:
New vehicle retail sales	4.9	4.9
Used vehicle retail sales	7.8	7.9
Used vehicle wholesale sales	1.2	3.1
Total used	7.1	7.3
Parts and service	54.7	53.9
Finance and insurance	100.0	100.0
Total	16.0	15.7
GROSS PROFIT:
New vehicle retail sales	$54,146	$53,687	0.9
Used vehicle retail sales	43,455	40,552	7.2
Used vehicle wholesale sales	844	2,145	(60.7)
Total used	44,299	42,697	3.8
Parts and service	144,120	131,058	10.0
Finance and insurance	90,145	87,046	3.6
Total	$332,710	$314,488	5.8
UNITS SOLD:
Retail new vehicles sold	30,801	31,438	(2.0)
Retail used vehicles sold	26,831	25,148	6.7
Wholesale used vehicles sold	10,413	10,544	(1.2)
Total used	37,244	35,692	4.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,726	$34,581	3.3
Used vehicle retail	$20,825	$20,358	2.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,758	$1,708	2.9
Used vehicle retail sales	1,620	1,613	0.4
Used vehicle wholesale sales	81	203	(60.1)
Total used	1,189	1,196	(0.6)
Finance and insurance (per retail unit)	$1,564	$1,538	1.7
OTHER: (1)
SG&A expenses	$244,086	$229,972	6.1
SG&A as % revenues	11.7	11.5
SG&A as % gross profit	73.4	73.1
Operating margin %	3.7	3.7
Pretax margin %	2.5	2.7
INTEREST EXPENSE:
Floorplan interest expense	$(10,049)	$(8,518)	18.0
Floorplan assistance	11,251	10,576	6.4
Net floorplan income	$1,202	$2,058	(41.6)
Other interest expense, net	$(15,513)	$(12,724)	21.9
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$246,536	$151,211	63.0	72.1
Used vehicle retail sales	110,117	89,136	23.5	30.8
Used vehicle wholesale sales	32,032	28,078	14.1	20.8
Total used	142,149	117,214	21.3	28.4
Parts and service	34,549	25,588	35.0	43.0
Finance and insurance	8,662	5,528	56.7	65.7
Total	$431,896	$299,541	44.2	52.4
GROSS MARGIN %:
New vehicle retail sales	5.6	6.6
Used vehicle retail sales	4.7	5.2
Used vehicle wholesale sales	1.8	1.1
Total used	4.1	4.2
Parts and service	53.4	53.6
Finance and insurance	100.0	100.0
Total	10.8	11.4
GROSS PROFIT:
New vehicle retail sales	$13,854	$9,950	39.2	46.6
Used vehicle retail sales	5,210	4,638	12.3	18.9
Used vehicle wholesale sales	572	321	78.2	88.3
Total used	5,782	4,959	16.6	23.4
Parts and service	18,448	13,721	34.5	42.3
Finance and insurance	8,662	5,528	56.7	65.7
Total	$46,746	$34,158	36.9	44.6
UNITS SOLD:
Retail new vehicles sold	7,358	4,509	63.2
Retail used vehicles sold	4,595	3,643	26.1
Wholesale used vehicles sold	3,642	2,935	24.1
Total used	8,237	6,578	25.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,506	$33,535	(0.1)	5.5
Used vehicle retail	$23,965	$24,468	(2.1)	3.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,883	$2,207	(14.7)	(10.2)
Used vehicle retail sales	1,134	1,273	(10.9)	(5.7)
Used vehicle wholesale sales	157	109	44.0	51.7
Total used	702	754	(6.9)	(1.4)
Finance and insurance (per retail unit)	$725	$678	6.9	13.0
OTHER: (1)
SG&A expenses	$36,875	$26,762	37.8	45.9
SG&A as % revenues	8.5	8.9
SG&A as % gross profit	78.9	78.3
Operating margin %	1.9	2.1
Pretax margin %	1.4	1.7
INTEREST EXPENSE:
Floorplan interest expense	$(920)	$(510)	80.4	91.3
Floorplan assistance	263	185	42.2	50.4
Net floorplan expense	$(657)	$(325)	102.2	114.6
Other interest expense, net	$(1,282)	$(735)	74.4	84.7
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$62,922	$94,354	(33.3)	(9.1)
Used vehicle retail sales	19,290	22,084	(12.7)	20.3
Used vehicle wholesale sales	687	2,736	(74.9)	(65.3)
Total used	19,977	24,820	(19.5)	10.9
Parts and service	10,585	13,657	(22.5)	5.6
Finance and insurance	1,342	1,982	(32.3)	(7.3)
Total	$94,826	$134,813	(29.7)	(3.9)
GROSS MARGIN %:
New vehicle retail sales	5.9	6.5
Used vehicle retail sales	2.8	4.2
Used vehicle wholesale sales	4.8	7.8
Total used	2.8	4.6
Parts and service	37.9	44.1
Finance and insurance	100.0	100.0
Total	10.2	11.3
GROSS PROFIT:
New vehicle retail sales	$3,727	$6,094	(38.8)	(16.3)
Used vehicle retail sales	535	931	(42.5)	(19.5)
Used vehicle wholesale sales	33	213	(84.5)	(78.7)
Total used	568	1,144	(50.3)	(30.5)
Parts and service	4,008	6,018	(33.4)	(9.0)
Finance and insurance	1,342	1,982	(32.3)	(7.3)
Total	$9,645	$15,238	(36.7)	(13.3)
UNITS SOLD:
Retail new vehicles sold	2,622	3,292	(20.4)
Retail used vehicles sold	1,365	1,192	14.5
Wholesale used vehicles sold	311	461	(32.5)
Total used	1,676	1,653	1.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$23,998	$28,662	(16.3)	14.1
Used vehicle retail	$14,132	$18,527	(23.7)	5.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,421	$1,851	(23.2)	5.1
Used vehicle retail sales	392	781	(49.8)	(29.7)
Used vehicle wholesale sales	106	462	(77.1)	(68.4)
Total used	339	692	(51.0)	(31.5)
Finance and insurance (per retail unit)	$337	$442	(23.8)	4.2
OTHER: (1)
SG&A expenses	$10,019	$14,735	(32.0)	(6.9)
SG&A as % revenues	10.6	10.9
SG&A as % gross profit	103.9	96.7
Operating margin %	(0.7)	—
Pretax margin %	(0.9)	(0.6)
INTEREST EXPENSE:
Floorplan interest expense	$(41)	$(320)	(87.2)	(81.2)
Floorplan assistance	—	—	—	—
Net floorplan expense	$(41)	$(320)	(87.2)	(81.2)
Other interest expense, net	$(134)	$(452)	(70.4)	(59.2)
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,409,851	$1,332,724	5.8	8.5
Used vehicle retail sales	688,171	623,193	10.4	12.6
Used vehicle wholesale sales	101,592	100,192	1.4	3.5
Total used	789,763	723,385	9.2	11.4
Parts and service	308,592	282,189	9.4	11.4
Finance and insurance	100,149	94,556	5.9	7.0
Total	$2,608,355	$2,432,854	7.2	9.7
GROSS MARGIN %:
New vehicle retail sales	5.1	5.2
Used vehicle retail sales	7.1	7.4
Used vehicle wholesale sales	1.4	2.7
Total used	6.4	6.7
Parts and service	54.0	53.4
Finance and insurance	100.0	100.0
Total	14.9	15.0
GROSS PROFIT:
New vehicle retail sales	$71,727	$69,731	2.9	5.9
Used vehicle retail sales	49,200	46,121	6.7	7.8
Used vehicle wholesale sales	1,449	2,679	(45.9)	(44.3)
Total used	50,649	48,800	3.8	4.9
Parts and service	166,576	150,797	10.5	12.2
Finance and insurance	100,149	94,556	5.9	7.0
Total	$389,101	$363,884	6.9	8.6
UNITS SOLD:
Retail new vehicles sold	40,781	39,239	3.9
Retail used vehicles sold	32,791	29,983	9.4
Wholesale used vehicles sold	14,366	13,940	3.1
Total used	47,157	43,923	7.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,571	$33,964	1.8	4.4
Used vehicle retail	$20,987	$20,785	1.0	3.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,759	$1,777	(1.0)	1.9
Used vehicle retail sales	1,500	1,538	(2.5)	(1.4)
Used vehicle wholesale sales	101	192	(47.4)	(45.9)
Total used	1,074	1,111	(3.3)	(2.3)
Finance and insurance (per retail unit)	$1,361	$1,366	(0.4)	0.6
OTHER: (1)
SG&A expenses	$290,980	$271,469	7.2	9.4
SG&A as % revenues	11.2	11.2
SG&A as % gross profit	74.8	74.6
Operating margin %	3.3	3.3
Pretax margin %	2.2	2.4
INTEREST EXPENSE:
Floorplan interest expense	$(11,010)	$(9,348)	17.8	18.6
Floorplan assistance	11,514	10,761	7.0	7.0
Net floorplan expense	$504	$1,413	(64.3)	(69.5)
Other interest expense, net	$(16,929)	$(13,911)	21.7	22.6
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,061,126	$1,068,403	(0.7)
Used vehicle retail sales	538,622	502,064	7.3
Used vehicle wholesale sales	65,078	67,380	(3.4)
Total used	603,700	569,444	6.0
Parts and service	254,955	237,698	7.3
Finance and insurance	87,598	86,106	1.7
Total	$2,007,379	$1,961,651	2.3
GROSS MARGIN %:
New vehicle retail sales	4.9	4.9
Used vehicle retail sales	7.8	8.0
Used vehicle wholesale sales	1.7	3.1
Total used	7.1	7.4
Parts and service	54.7	54.0
Finance and insurance	100.0	100.0
Total	16.0	15.8
GROSS PROFIT:
New vehicle retail sales	$51,842	$52,647	(1.5)
Used vehicle retail sales	41,795	40,009	4.5
Used vehicle wholesale sales	1,091	2,110	(48.3)
Total used	42,886	42,119	1.8
Parts and service	139,381	128,286	8.6
Finance and insurance	87,598	86,106	1.7
Total	$321,707	$309,158	4.1
UNITS SOLD:
Retail new vehicles sold	29,972	30,939	(3.1)
Retail used vehicles sold	26,148	24,761	5.6
Wholesale used vehicles sold	10,112	10,356	(2.4)
Total used	36,260	35,117	3.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,404	$34,533	2.5
Used vehicle retail	$20,599	$20,276	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,730	$1,702	1.6
Used vehicle retail sales	1,598	1,616	(1.1)
Used vehicle wholesale sales	108	204	(47.1)
Total used	1,183	1,199	(1.3)
Finance and insurance (per retail unit)	$1,561	$1,546	1.0
OTHER: (2)
SG&A expenses	$235,287	$224,342	4.9
SG&A as % revenues	11.7	11.4
SG&A as % gross profit	73.1	72.6
Operating margin %	3.8	3.8
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$172,612	$151,211	14.2	20.4
Used vehicle retail sales	91,515	89,136	2.7	8.6
Used vehicle wholesale sales	24,788	28,078	(11.7)	(6.6)
Total used	116,303	117,214	(0.8)	5.0
Parts and service	25,737	25,588	0.6	6.5
Finance and insurance	6,687	5,528	21.0	27.8
Total	$321,339	$299,541	7.3	13.3
GROSS MARGIN %:
New vehicle retail sales	6.0	6.6
Used vehicle retail sales	4.9	5.2
Used vehicle wholesale sales	2.4	1.1
Total used	4.3	4.2
Parts and service	54.5	53.6
Finance and insurance	100.0	100.0
Total	11.2	11.4
GROSS PROFIT:
New vehicle retail sales	$10,291	$9,952	3.4	8.9
Used vehicle retail sales	4,442	4,637	(4.2)	1.3
Used vehicle wholesale sales	587	320	83.4	93.7
Total used	5,029	4,957	1.5	7.3
Parts and service	14,030	13,721	2.3	8.2
Finance and insurance	6,687	5,528	21.0	27.8
Total	$36,037	$34,158	5.5	11.4
UNITS SOLD:
Retail new vehicles sold	5,121	4,509	13.6
Retail used vehicles sold	3,896	3,643	6.9
Wholesale used vehicles sold	3,039	2,935	3.5
Total used	6,935	6,578	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,707	$33,535	0.5	6.0
Used vehicle retail	$23,489	$24,468	(4.0)	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,010	$2,207	(8.9)	(4.1)
Used vehicle retail sales	1,140	1,273	(10.4)	(5.2)
Used vehicle wholesale sales	193	109	77.1	87.1
Total used	725	754	(3.8)	1.8
Finance and insurance (per retail unit)	$742	$678	9.4	15.6
OTHER: (2)
SG&A expenses	$26,899	$26,763	0.5	6.4
SG&A as % revenues	8.4	8.9
SG&A as % gross profit	74.6	78.3
Operating margin %	2.5	2.1
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$62,170	$90,439	(31.3)	(6.2)
Used vehicle retail sales	18,922	20,705	(8.6)	26.2
Used vehicle wholesale sales	587	2,379	(75.3)	(65.6)
Total used	19,509	23,084	(15.5)	16.7
Parts and service	10,307	12,728	(19.0)	10.5
Finance and insurance	1,332	1,927	(30.9)	(5.2)
Total	$93,318	$128,178	(27.2)	(0.4)
GROSS MARGIN %:
New vehicle retail sales	6.1	6.5
Used vehicle retail sales	3.0	4.2
Used vehicle wholesale sales	6.0	7.6
Total used	3.1	4.5
Parts and service	38.1	44.7
Finance and insurance	100.0	100.0
Total	10.3	11.3
GROSS PROFIT:
New vehicle retail sales	$3,789	$5,868	(35.4)	(11.7)
Used vehicle retail sales	566	863	(34.4)	(7.6)
Used vehicle wholesale sales	35	181	(80.7)	(72.7)
Total used	601	1,044	(42.4)	(18.9)
Parts and service	3,923	5,695	(31.1)	(5.8)
Finance and insurance	1,332	1,927	(30.9)	(5.2)
Total	$9,645	$14,534	(33.6)	(9.1)
UNITS SOLD:
Retail new vehicles sold	2,559	3,079	(16.9)
Retail used vehicles sold	1,317	1,070	23.1
Wholesale used vehicles sold	291	384	(24.2)
Total used	1,608	1,454	10.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$24,295	$29,373	(17.3)	12.8
Used vehicle retail	$14,368	$19,350	(25.8)	2.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,481	$1,906	(22.3)	6.2
Used vehicle retail sales	430	807	(46.7)	(24.9)
Used vehicle wholesale sales	120	471	(74.5)	(64.0)
Total used	374	718	(47.9)	(26.6)
Finance and insurance (per retail unit)	$344	$464	(25.9)	1.5
OTHER: (2)
SG&A expenses	$9,760	$12,776	(23.6)	4.8
SG&A as % revenues	10.5	10.0
SG&A as % gross profit	101.2	87.9
Operating margin %	(0.4)	1.1
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,295,908	$1,310,053	(1.1)	1.4
Used vehicle retail sales	649,059	611,905	6.1	8.1
Used vehicle wholesale sales	90,453	97,837	(7.5)	(5.8)
Total used	739,512	709,742	4.2	6.2
Parts and service	290,999	276,014	5.4	7.3
Finance and insurance	95,617	93,561	2.2	3.1
Total	$2,422,036	$2,389,370	1.4	3.6
GROSS MARGIN %:
New vehicle retail sales	5.1	5.2
Used vehicle retail sales	7.2	7.4
Used vehicle wholesale sales	1.9	2.7
Total used	6.6	6.8
Parts and service	54.1	53.5
Finance and insurance	100.0	100.0
Total	15.2	15.0
GROSS PROFIT:
New vehicle retail sales	$65,922	$68,467	(3.7)	(0.9)
Used vehicle retail sales	46,803	45,509	2.8	3.9
Used vehicle wholesale sales	1,713	2,611	(34.4)	(32.6)
Total used	48,516	48,120	0.8	1.9
Parts and service	157,334	147,702	6.5	8.0
Finance and insurance	95,617	93,561	2.2	3.1
Total	$367,389	$357,850	2.7	4.2
UNITS SOLD:
Retail new vehicles sold	37,652	38,527	(2.3)
Retail used vehicles sold	31,361	29,474	6.4
Wholesale used vehicles sold	13,442	13,675	(1.7)
Total used	44,803	43,149	3.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,418	$34,004	1.2	3.7
Used vehicle retail	$20,696	$20,761	(0.3)	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,751	$1,777	(1.5)	1.4
Used vehicle retail sales	1,492	1,544	(3.4)	(2.3)
Used vehicle wholesale sales	127	191	(33.5)	(31.4)
Total used	1,083	1,115	(2.9)	(1.8)
Finance and insurance (per retail unit)	$1,385	$1,376	0.7	1.6
OTHER: (2)
SG&A expenses	$271,946	$263,881	3.1	5.0
SG&A as % revenues	11.2	11.0
SG&A as % gross profit	74.0	73.7
Operating margin %	3.5	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$245,838	$229,972	6.9
Pre-tax adjustments:
Catastrophic events	(2,655)	—
Gain (loss) on real estate and dealership transactions	933	—
Acquisition costs	(30)	—
Adjusted SG&A (1)	$244,086	$229,972	6.1
SG&A AS % REVENUES:
Unadjusted	11.8	11.5
Adjusted (1)	11.7	11.5
SG&A AS % GROSS PROFIT:
Unadjusted	73.9	73.1
Adjusted (1)	73.4	73.1
OPERATING MARGIN %:
Unadjusted	3.6	3.7
Adjusted (1),(2)	3.7	3.7
PRETAX MARGIN %:
Unadjusted	2.4	2.7
Adjusted (1),(3)	2.5	2.7

SAME STORE SG&A RECONCILIATION:
As reported	$238,106	$224,342	6.1
Pre-tax adjustments:
Catastrophic events	(2,655)	—
Gain (loss) on real estate and dealership transactions	(134)	—
Acquisition costs	(30)	—
Adjusted Same Store SG&A (1)	$235,287	$224,342	4.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.9	11.4
Adjusted (1)	11.7	11.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.0	72.6
Adjusted (1)	73.1	72.6
SAME STORE OPERATING MARGIN %:
Unadjusted	3.6	3.8
Adjusted (1),(3)	3.8	3.8

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $510 for the three months ended March 31, 2016.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $510 for the three months ended March 31, 2016.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$37,436	$26,762	39.9
Pre-tax adjustments:
Acquisition costs	(561)	—
Adjusted SG&A (1)	$36,875	$26,762	37.8
SG&A AS % REVENUES:
Unadjusted	8.7	8.9
Adjusted (1)	8.5	8.9
SG&A AS % GROSS PROFIT:
Unadjusted	80.1	78.3
Adjusted (1)	78.9	78.3
OPERATING MARGIN %:
Unadjusted	1.8	2.1
Adjusted (1),(2)	1.9	2.1
PRETAX MARGIN %:
Unadjusted	1.3	1.7
Adjusted (1),(2)	1.4	1.7

SAME STORE SG&A RECONCILIATION:
As reported	$27,460	$26,763	2.6
Pre-tax adjustments:
Acquisition costs	(561)	—
Adjusted SG&A (1)	$26,899	$26,763	0.5
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.5	8.9
Adjusted (1)	8.4	8.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	76.2	78.3
Adjusted (1)	74.6	78.3
SAME STORE OPERATING MARGIN %:
Unadjusted	2.3	2.1
Adjusted (1),(3)	2.5	2.1

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above.
(3)	Excludes the impact of Same Store SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$10,390	$14,735	(29.5)
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(371)	—
Adjusted SG&A (1)	$10,019	$14,735	(32.0)
SG&A AS % REVENUES:
Unadjusted	11.0	10.9
Adjusted (1)	10.6	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	107.7	96.7
Adjusted (1)	103.9	96.7
OPERATING MARGIN %
Unadjusted	(1.5)	—
Adjusted (1),(2)	(0.7)	—
PRETAX MARGIN %:
Unadjusted	(1.7)	(0.6)
Adjusted (1),(2)	(0.9)	(0.6)

SAME STORE OPERATING MARGIN %:
Unadjusted	(0.9)	1.1
Adjusted (1),(3)	(0.4)	1.1

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $423 for the three months ended March 31, 2016.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $423 for the three months ended March 31, 2016.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended March 31,
	2016	2015	% Increase/(Decrease)
NET (LOSS) INCOME RECONCILIATION:
As reported	$34,291	$35,815	(4.3)
After-tax adjustments:
Catastrophic events (4)	1,659	—
(Gain) loss on real estate and dealership transactions (5)	212	—
Acquisition costs including related tax impact (6)	578	—
Non-cash asset impairment (7)	315	—
Adjusted net income (1)	$37,055	$35,815	3.5
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$37,055	$35,815	3.5
Less: Adjusted earnings allocated to participating securities	1,457	1,388	5.0
Adjusted net income available to diluted common shares (1)	$35,598	$34,427	3.4
DILUTED (LOSS) INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.47	$1.47	—
After-tax adjustments:
Catastrophic events	0.07	—
(Gain) loss on real estate and dealership transactions	0.01	—
Acquisition costs including related tax impact	0.03	—
Non-cash asset impairment	0.01	—
Adjusted diluted income per share (1)	$1.59	$1.47	8.2
SG&A RECONCILIATION:
As reported	$293,664	$271,469	8.2
Pre-tax adjustments:
Catastrophic events	(2,655)	—
Gain (loss) on real estate and dealership transactions	562	—
Acquisition costs	(591)	—
Adjusted SG&A (1)	$290,980	$271,469	7.2
SG&A AS % REVENUES:
Unadjusted	11.3	11.2
Adjusted (1)	11.2	11.2
SG&A AS % GROSS PROFIT:
Unadjusted	75.5	74.6
Adjusted (1)	74.8	74.6
OPERATING MARGIN %:
Unadjusted	3.1	3.3
Adjusted (1),(2)	3.3	3.3
PRETAX MARGIN %:
Unadjusted	2.1	2.4
Adjusted (1),(2)	2.2	2.4

SAME STORE SG&A RECONCILIATION:
	As reported	$275,326	$263,881	4.3
	Pre-tax adjustments:
	Catastrophic events	(2,655)	—
	Loss on real estate and dealership transactions	(134)	—
	Acquisition costs	(591)	—
	Adjusted Same Store SG&A (1)	$271,946	$263,881	3.1
SAME STORE SG&A AS % REVENUES:
	Unadjusted	11.4	11.0
	Adjusted (1)	11.2	11.0
SAME STORE SG&A AS % GROSS PROFIT:
	Unadjusted	74.9	73.7
	Adjusted (1)	74.0	73.7
SAME STORE OPERATING MARGIN %:
	Unadjusted	3.3	3.5
	Adjusted (1),(3)	3.5	3.5

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $932 for the three months ended March 31, 2016.
(4)	Adjustment is net of tax benefit of $996 for the three months ended March 31, 2016, calculated utilizing the applicable federal and state tax rates for adjustment.
(5)	Adjustment is net of tax provision of $349 for the three months ended March 31, 2016, calculated utilizing the applicable federal and state tax rates for adjustment.
(6)	Adjustment is net of tax benefit of $11 for the three months ended March 31, 2016, calculated utilizing the applicable federal and state tax rates for adjustment.
(7)	Adjustment is net of tax benefit of $195 for the three months ended March 31, 2016, calculated utilizing the applicable federal and state tax rates for adjustment.